UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Barclays Global Investors Funds

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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IMPORTANT NOTICE:

Please cast your vote as soon as possible.

For your convenience, you may vote by any one of the following three simple methods:

•	Internet – Simply log on to the website address located on your Proxy Card. You will need the control number and check digit found on the Proxy Card at the time you execute your vote.

•	Touchtone Phone – Simply dial the toll-free number on the enclosed Proxy Card and follow the automated instructions.

•	Mail – Simply sign, date, and complete the reverse side of the Proxy Card and return it in the postage-paid envelope provided.

You may also cast your vote in person by attending the Meeting. If you have any questions regarding the proposals or need assistance in completing your Proxy Card, please call The Altman Group, Inc., a professional proxy solicitation firm that has been engaged to assist shareholders in the voting process, at 1-800-358-3179 (toll-free). Representatives are available Monday through Friday, 9:00 a.m. – 10:00 p.m. (Eastern Time). If your vote has not been received as the Meeting date approaches, you may be contacted by a representative of the proxy solicitation firm who may solicit your vote by phone.

BARCLAYS GLOBAL INVESTORS FUNDS

45 Fremont Street

San Francisco, California 94105

September 19, 2007

To Our Shareholders:

On behalf of the Board of Trustees of Barclays Global Investors Funds (the “Trust”), I cordially invite you to attend the Special Meeting of Shareholders (the “Meeting”). The Meeting will be held at 11:00 a.m. (Pacific Time) on Friday, November 16, 2007, at the offices of the Trust located at 45 Fremont Street, San Francisco, California 94105. The formal notice of the Meeting is included with these materials.

At the Meeting, you will be asked to vote on important proposals affecting one or more funds in which you invest. Detailed information about each proposal is contained in the enclosed Proxy Statement. Please take the time to review the materials, cast your vote on the enclosed Proxy Card and return the Proxy Card in the enclosed postage-paid envelope or vote by touchtone phone or via the Internet as described above. Please do not delay in voting your proxy. When shareholders fail to return their proxies, additional expenses are incurred to pay for follow-up mailings and telephone calls. Your vote is important to us regardless of the number of shares you own.

We thank you for your time in considering these important proposals and for your continuing investment in Barclays Global Investors Funds.

Very truly yours,

Barclays Global Investors Funds

H. Michael Williams
President

Questions and Answers

Who gets to vote?

Any person who owned shares of any series (a “Fund”) of Barclays Global Investors Funds (the “Trust”) on the “record date,” which was August 31, 2007, even if that person later redeemed those shares.

What issues am I being asked to vote on?

As a shareholder of one or more Funds, you are being asked:

To elect nominees for trustees of the Trust, as named in the Proxy Statement (Proposal 1)

If you are a shareholder of a LifePath Portfolio, you are being asked:

To approve an amendment to the Trust’s Amended and Restated Agreement and Declaration of Trust to allow the Trust’s Board of Trustees (the “Board”) to authorize a LifePath Portfolio’s merger with another LifePath Portfolio without shareholder approval (unless a shareholder vote is required by the Investment Company Act of 1940) (Proposal 2)

If you are a shareholder of the S&P 500 Stock Fund, you are being asked:

To approve modifying the investment objective of the S&P 500 Stock Fund to make it identical to the investment objective of the master fund in which it invests (Proposal 3); and

To approve reclassifying the S&P 500 Stock Fund’s investment objective from fundamental to non-fundamental (Proposal 4).

Why am I being asked to vote?

Mutual funds are required to obtain their shareholders’ votes for certain types of changes, like those included in the Proxy Statement. You have a right to vote on these changes.

Why am I being asked to vote on the election of Trustees (Proposal 1)?

You are being asked to vote on Proposal 1 because the Board believes it is in the best interests of the Trust for the entire Board to be elected by shareholders. There are eight nominees for election as Trustees – three incumbent Trustees who were previously elected by shareholders, two incumbent Trustees who are appointed by the Board but are not currently elected by shareholders, and three new nominees to the Board.

Why are LifePath Portfolio shareholders being asked to approve mergers of one LifePath Portfolio with another LifePath Portfolio without a shareholder vote (to the extent permitted by the Investment Company Act of 1940) (Proposal 2)?

LifePath Portfolio shareholders are being asked to approve Proposal 2 so that the LifePath Portfolios may operate more efficiently and cost-effectively. For example, as a LifePath Portfolio approaches its target date and its policies, strategies and investments converge with those of the LifePath Retirement Portfolio, the Board may determine that it would be beneficial for those two Portfolios to merge. The merger could be accomplished more efficiently if a shareholder vote were not required.

What is the S&P 500 Stock Fund’s master fund? Why are S&P 500 Stock Fund shareholders being asked to conform the investment objective of the S&P 500 Stock Fund to its master fund (Proposal 3)?

As part of the Funds’ master-feeder structure, the S&P 500 Stock Fund seeks to achieve its investment objective by investing its assets in a master fund, which is advised by Barclays Global Fund Advisors. The master fund’s investment objective is substantially identical to, but slightly different from, that of the S&P 500

Stock Fund. The Board believes that it is desirable for the S&P 500 Stock Fund’s investment objective be updated so that it is identical to the investment objective of its master fund. The proposed change is not intended to result in any change in the S&P 500 Stock Fund’s investments, policies or strategies.

What is the difference between a fundamental and a non-fundamental investment objective? Why are S&P 500 Stock Fund shareholders being asked to reclassify the investment objective of the S&P 500 Stock Fund from fundamental to non-fundamental (Proposal 4)?

The investment objective of the S&P 500 Stock Fund is fundamental. This means it can only be changed by shareholder vote. A shareholder vote is also required in order to reclassify an investment objective from fundamental to non-fundamental. A non-fundamental investment objective can be changed by the Board without shareholder approval. Shareholders of the S&P 500 Stock Fund are being asked to reclassify the investment objective of the S&P 500 Stock Fund so that it will be non-fundamental like the investment objectives of the other Funds and the Board will have the flexibility to articulate the S&P 500 Stock Fund’s investment objective to reflect market or other changes without a shareholder vote.

How does the Board recommend that I vote?

After careful consideration, the Board recommends that you vote “FOR” each of the nominees for trustee and all of the proposals.

How do I cast my vote?

You may vote in any of the following three simple ways:

Internet – Simply log on to the website address located on your Proxy Card. You will need the control number and check digit found on the Proxy Card at the time you execute your vote.

Touchtone Phone – Simply dial the toll-free number on the enclosed Proxy Card and follow the automated instructions.

Mail – Simply sign, date, and complete the reverse side of the Proxy Card and return it in the postage-paid envelope provided.

You may also vote your shares in person if you attend the Special Meeting of Shareholders (the “Meeting”) to which this Proxy Statement relates.

I only have a few shares. Why should I bother to vote?

Your vote makes a difference. If many shareholders choose not to vote, the Funds may not receive enough votes to reach a quorum and conduct the shareholder meeting in November. If that appears likely to happen, the Trust will have to send additional mailings to shareholders to try to get more votes – a process that would be very costly.

What is the deadline for submitting my vote?

We encourage you to vote as soon as possible to make sure that your Fund receives enough votes to act on the proposals. The final opportunity to cast your vote is at the Meeting.

Who do I call if I have questions?

If you have any questions regarding the proposals or need assistance in completing your Proxy Card or casting your vote by touchtone phone or via the Internet, please call The Altman Group, Inc., a professional proxy solicitation firm that has been engaged to assist shareholders in the voting process, at 1-800-358-3179 (toll-free). Representatives are available Monday through Friday, 9:00 a.m.-10:00 p.m. (Eastern Time).

BARCLAYS GLOBAL INVESTORS FUNDS

45 Fremont Street

San Francisco, California 94105

Notice of Special Meeting of Shareholders

Scheduled for November 16, 2007

This is the notice and formal agenda for the Special Shareholder Meeting (the “Meeting”) of Barclays Global Investors Funds (the “Trust”). It tells you the matters you will be asked to vote on and the time and place of the Meeting, in case you want to attend the Meeting in person.

To Our Shareholders:

The Meeting will be held on Friday, November 16, 2007, at 11:00 a.m. (Pacific Time) at the offices of the Trust located at 45 Fremont Street, San Francisco, California 94105.

The Trust currently consists of the following series:

LifePath® Retirement Portfolio	Institutional Money Market Fund	Bond Index Fund
LifePath 2010® Portfolio	Prime Money Market Fund	S&P 500 Stock Fund
LifePath 2020® Portfolio	Government Money Market Fund
LifePath 2030® Portfolio	Treasury Money Market Fund
LifePath 2040® Portfolio
(the “LifePath Portfolios”)

(each, a “Fund” and collectively, the “Funds”). The accompanying Proxy Statement relates to all Funds, but Proposal 2 relates only to the LifePath Portfolios and Proposals 3 and 4 relate only to the S&P 500 Stock Fund.

The Meeting is being called to consider and act upon the following proposals and to transact such other business as may properly come before the Meeting:

(1)	To elect nominees for Trustees of the Trust, as named in the Proxy Statement, each of whom will serve until he or she resigns, is removed, dies, retires or becomes incapacitated;

(2)	To approve an amendment to the Trust’s Amended and Restated Agreement and Declaration of Trust to allow the Trust’s Board of Trustees (the “Board”) to authorize a LifePath Portfolio’s merger with another LifePath Portfolio without shareholder approval (unless a shareholder vote is required by the Investment Company Act of 1940);

(3)	To approve modifying the investment objective of the S&P 500 Stock Fund to make it identical to the investment objective of the master fund in which it invests; and

(4)	To approve reclassifying the S&P 500 Stock Fund’s investment objective from fundamental to non-fundamental.

Your attention is directed to the accompanying Proxy Statement for further information regarding the Meeting and each proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF ALL OF THE PROPOSALS.

You may vote at the Meeting and any adjournment thereof if you are the record owner of shares of one or more Funds as of the close of business on August 31, 2007.

If you have any questions regarding the proposals or need assistance in completing your Proxy Card or casting your vote by touchtone phone or via the Internet, please call The Altman Group, Inc., a professional proxy solicitation firm that has been engaged to assist shareholders in the voting process, at 1-800-358-3179 (toll-free). Representatives are available Monday through Friday, 9:00 a.m.-10:00 p.m. (Eastern Time).

By Order of the Board of Trustees,

Eilleen M. Clavere
Secretary

September 19, 2007

LifePath® is a registered service mark of Barclays Global Investors, N.A. and the LifePath Products are covered by U.S. Patents 5,812,987 and 6,336,102.

Standard & Poor’s (“S&P”) does not sponsor, endorse, sell or promote the S&P 500 Stock Fund or the S&P 500 Index Master Portfolio, nor is it affiliated in any way with Barclays Global Investors, N.A., Barclays Global Fund Advisors, the S&P 500 Stock Fund or the S&P 500 Index Master Portfolio. Standard & Poor’s®, S&P®, and S&P 500® are trademarks of McGraw-Hill, Inc., and have been licensed for use by the S&P 500 Stock Fund and the S&P 500 Index Master Portfolio. S&P makes no representation or warranty, expressed or implied, regarding the advisability of investing in the S&P 500 Stock Fund or the S&P 500 Index Master Portfolio.

PROXY STATEMENT

Barclays Global Investors Funds

45 Fremont Street

San Francisco, California 94105

Special Meeting of Shareholders

This Proxy Statement contains the information that you should know before voting on the proposals summarized below. If you attend the special meeting of shareholders (the “Meeting”) of Barclays Global Investors Funds (the “Trust” or “BGIF”) to which this Proxy Statement relates, you may vote your shares in person. Even if you do not attend the Meeting, you may vote by proxy in one of the following three simple ways:

Internet – Simply log on to the website address located on your Proxy Card. You will need the control number and check digit found on the Proxy Card at the time you execute your vote.

Touchtone Phone – Simply dial the toll-free number on the enclosed Proxy Card and follow the automated instructions. Please have the Proxy Card available at the time of the call.

Mail – Simply sign, date, and complete the reverse side of the Proxy Card and return it in the postage-paid envelope provided.

Each series (each, a “Fund” and collectively, the “Funds”) of the Trust will furnish, without charge, a copy of its most recent annual report and most recent semi-annual report to any shareholder upon request. Shareholders who want to obtain a copy of their Fund’s report should call 1-877-BGI-1544 (1-877-244-1544) (toll-free), write to the Trust at c/o SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456, or email the Trust at BGIFUNDS@seic.com.

Your vote is very important. Whether or not you plan to attend the Meeting in person, please mark, sign, date, and return the enclosed Proxy Card in the enclosed postage-paid envelope or vote by touchtone phone or via the Internet today.

Introduction

This Proxy Statement is being furnished to shareholders of each Fund of the Trust in connection with the solicitation of proxies by the Trust’s Board of Trustees (the “Board”) for a special meeting of shareholders of the Trust to be held at the offices of the Trust located at 45 Fremont Street, San Francisco, California 94105 on Friday, November 16, 2007 beginning at 11:00 a.m. (Pacific Time).

The Trust is registered with the Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) and currently consists of the following Funds:

LifePath® Retirement Portfolio	Institutional Money Market Fund	Bond Index Fund
LifePath 2010® Portfolio	Prime Money Market Fund	S&P 500 Stock Fund
LifePath 2020® Portfolio	Government Money Market Fund
LifePath 2030® Portfolio	Treasury Money Market Fund
LifePath 2040® Portfolio
(the “LifePath Portfolios”)

This Proxy Statement relates to all Funds, but Proposal 2 relates only to the LifePath Portfolios and Proposals 3 and 4 relate only to the S&P 500 Stock Fund.

Proposals

The following table summarizes the proposals to be presented at the Meeting and the Funds to which they apply:

Proposal	All of the Funds	The LifePath Portfolios Only	The S&P 500 Stock Fund Only
(1) Elect nominees for Trustees of the Trust, as named in this Proxy Statement, each of whom will serve until he or she resigns, is removed, dies, retires or becomes incapacitated.	✓
(2) Approve an amendment to the Trust’s Amended and Restated Agreement and Declaration of Trust to allow the Board to authorize a LifePath Portfolio’s merger with another LifePath Portfolio without shareholder approval (unless shareholder approval is required by the 1940 Act).		✓
(3) Approve modifying the investment objective of the S&P 500 Stock Fund to make it identical to the investment objective of the master fund in which it invests.			✓
(4) Approve reclassifying the S&P 500 Stock Fund’s investment objective from fundamental to non-fundamental.			✓

LifePath® is a registered service mark of Barclays Global Investors, N.A. and the LifePath Products are covered by U.S. Patents 5,812,987 and 6,336,102.

Standard & Poor’s (“S&P”) does not sponsor, endorse, sell or promote the S&P 500 Stock Fund or the S&P 500 Index Master Portfolio, nor is it affiliated in any way with Barclays Global Investors, N.A., Barclays Global Fund Advisors, the S&P 500 Stock Fund or the S&P 500 Index Master Portfolio. Standard & Poor’s®, S&P®, and S&P 500® are trademarks of McGraw-Hill, Inc., and have been licensed for use by the S&P 500 Stock Fund and the S&P 500 Index Master Portfolio. S&P makes no representation or warranty, expressed or implied, regarding the advisability of investing in the S&P 500 Stock Fund or the S&P 500 Index Master Portfolio.

The Board plans to begin sending this Proxy Statement, the attached notice of the Meeting and the enclosed Proxy Card on or about September 19, 2007 to all shareholders entitled to vote. Each shareholder is entitled to one vote for each dollar (and each fractional dollar thereof) of net asset value (number of shares owned times the net asset value per share) of shares outstanding in such shareholder’s name on the books of the Trust on August 31, 2007 (the “Record Date”). Shareholders who owned shares of any class of any Fund at the close of business on the Record Date are entitled to vote on all of their Fund’s business at the Meeting and any adjournment thereof. The following table sets forth the number of shares outstanding as of the Record Date for each Fund:

Fund	Shares Outstanding as of the Record Date
LifePath Retirement Portfolio	11,288,826
LifePath 2010 Portfolio	34,944,581
LifePath 2020 Portfolio	50,050,987
LifePath 2030 Portfolio	36,504,664
LifePath 2040 Portfolio	21,217,330
Institutional Money Market Fund	6,352,274,941
Prime Money Market Fund	10,326,872,262
Government Money Market Fund	68,341,331
Treasury Money Market Fund	123,497,824
Bond Index Fund	11,935,208
S&P 500 Stock Fund	1,492,186

It is important for you to vote on the proposals described in this Proxy Statement. We recommend that you read this Proxy Statement in its entirety; the explanations will help you to decide on the issues.

PROPOSAL 1.	ELECTION OF TRUSTEES

The purpose of this Proposal is to elect eight nominees as Trustee to the Board (the “Nominees”). The Board currently consists of five Trustees – Mmes. Mary G.F. Bitterman and Wendy Paskin-Jordan, and Messrs. A. John Gambs, Lee T. Kranefuss and Leo Soong. All of the current Trustees except for Mr. Kranefuss are Independent (as defined below) Trustees. Three of the current Trustees – Ms. Bitterman and Messrs. Kranefuss and Soong – were elected in the past by shareholders, while two – Ms. Paskin-Jordan and Mr. Gambs – are serving by Board appointment in accordance with the requirements of the 1940 Act. In addition to the five current Trustees that are standing for reelection, the Board has nominated each of Messrs. Hayne E. Leland, Jeffrey M. Lyons, and H. Michael Williams, none of whom is currently serving on the Board, as nominees for election as Trustees. If elected, Messrs. Leland and Lyons would be Independent Trustees, while Mr. Williams would be an Interested (as defined below) Trustee.

If the Nominees are elected, each of the five incumbent Trustees (Mmes. Bitterman and Paskin-Jordan and Messrs. Gambs, Kranefuss and Soong) will continue as Trustees, and Messrs. Leland, Lyons, and Williams will newly join the Board. The Board will then consist of eight Trustees – all of whom will have been elected by shareholders. If the Nominees are elected, the Independent Trustees will constitute 75% of the Board. A person is referred to as “Independent” if he or she is not an “interested person” (as defined in the 1940 Act) of the Trust and a person is referred to as “Interested” if he or she is an “interested person” (as so defined) of the Trust.

Each Nominee will be elected by shareholders to hold office until he or she resigns, is removed, dies, retires or becomes incapacitated. Each Nominee has consented to being named in this Proxy Statement and has indicated his or her willingness to serve if elected. In the unanticipated event that any Nominee should be unable to serve, the persons named as proxies on the enclosed Proxy Card may vote for such other person as shall be designated by the Board. The persons named as proxies on the enclosed Proxy Card intend to vote at the Meeting (unless otherwise directed) for the election of the Nominees.

The following table sets forth each Nominee’s name, age, position(s) with the Trust, principal occupation and employment during the past five years, the number of portfolios in the same “fund complex” as the Trust that the Nominee would oversee if elected, and other directorships held by the Nominee. The address of each Nominee for purposes of Trust business is c/o Barclays Global Investors, N.A. – Mutual Fund Administration, 45 Fremont Street, San Francisco, California 94105.

Interested Trustee Nominees

Name and Age	Position(s) with the Trust, Length of Service	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Nominee(1)	Other Directorships
Lee T. Kranefuss* (46)	Trustee (since 2001).	President and Chief Executive Officer of the Trust (2002-2007); Chief Executive Officer (since 2005) of the Global Index and Markets Group of BGI; Chief Executive Officer (since 2003) of the Intermediary Investors and Exchange Traded Products Business of BGI; Director (since 2005) of Barclays Global Fund Advisors; Director, President and Chief Executive Officer (since 2005) of Barclays Global Investors International, Inc.; Director, Chairman and Chief Executive Officer (since 2005) of Barclays Global Investors Services; Chief Executive Officer (1999-2003) of the Individual Investor Business of BGI.	154	Director (since 2003) of BGI Cayman Prime Money Market Fund, Ltd.; Trustee (since 2001) of MIP; Trustee (since 2003) of iShares Trust; Director (since 2001) of iShares, Inc.; Trustee (since 2007) of Barclays Foundry Investment Trust (“BFIT”).

H. Michael Williams** (47)	President and Chief Executive Officer of the Trust (since 2007).	President of Investment Management of BGI.	29	Trustee, University of California Berkeley Foundation; Executive Board, College of Letters and Science, University of California Berkeley; Trustee (since 2007) of BFIT.

(1)	In accordance with SEC rules, the number of portfolios included in this column assumes that the Nominee has been elected.
*	Mr. Kranefuss is deemed to be an Interested Trustee due to his affiliations with (1) Barclays Global Fund Advisers (“BGFA”), the investment adviser of each series of Master Investment Portfolio, a Delaware statutory trust and registered investment company (“MIP”), which operate as master funds into which the Funds invest their investable assets (the “Master Portfolios”) and (2) Barclays Global Investors, N.A. (“BGI”), the parent company of BGFA and the administrator of the Funds and the Master Portfolios.
**	Mr. Williams would be deemed to be an Interested Trustee due to his affiliations with (1) BGFA and (2) BGI.

Independent Trustee Nominees

Name and Age	Position(s) with the Trust, Length of Service	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships
Mary G.F. Bitterman (63)	Trustee (since 2001) and Chairperson of the Nominating and Governance Committee (since 2006).	President (since 2004) and Director (since 2002) of the Bernard Osher Foundation; Director (2003-2004) of Osher Lifelong Learning Institutes; President and Chief Executive Officer (2002-2003) of The James Irvine Foundation; President and Chief Executive Officer (1993-2002) of KQED, Inc.	29	Trustee (since 2001) of MIP; Director (since 1984) and Lead Independent Director (since 2000) of the Bank of Hawaii; Director (since 2002) and Chairman of the Board (since 2005) of PBS (Public Broadcasting Service); Trustee (since 2007) of BFIT; Director (since 2007) of Healthy Handfuls.

A. John Gambs (62)	Trustee of the Trust (since 2006) and Chairperson of the Audit Committee of the Trust (since 2006).	Retired. Vice President of the Board of Governors, San Francisco Symphony.	29	Trustee (since 2006) of MIP; Trustee (since 2007) of BFIT.

Hayne E. Leland (66)	None	Professor of Finance (since 1974) at University of California, Berkeley: Haas School of Business.	29	Trustee (since 2007) of BFIT.

Jeffrey M. Lyons (52)	None	Retired (since 2006); President, Active Trader Business (2004-2006) and President, Asset Management Division (2001-2004) of Charles Schwab & Co. (1984-2006).	29	Trustee (since 2007) of BFIT.

(1)	In accordance with SEC rules, the number of portfolios included in this column assumes that the Nominee has been elected.

Name and Age	Position(s) with the Trust, Length of Service	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships
Wendy Paskin-Jordan (51)	Trustee of the Trust (since 2006).	Managing Partner (since 1999) of Paskin & Kahr Capital Management; Registered Representative (since 2005) of ThinkEquity Partners (broker-dealer); Registered Representative (1999-2005) of ePlanning Securities Inc. (broker-dealer).	29	Trustee (since 2006) of MIP; Director (since 2001) of the California State Automobile Association; Director (since 2001) of Maier Siebel Baber; Trustee (since 2007) of BFIT.

Leo Soong (61)	Trustee (since 2000) and Lead Independent Trustee (since 2006).	President (since 2002) of Trinity Products LLC/IQ Organics LLC (healthy beverage companies); Managing Director (since 1989) of CG Roxane LLC (water company); Co-Founder (President through 1999) of Crystal Geyser Water Co.	29	Trustee (since 2000) of MIP; Vice Chairman (since 2005) of the California Pacific Medical Center; Director (since 1990) of the California State Automobile Association; Director (since 2002) of the American Automobile Association; Trustee (since 2007) of BFIT.

(1)	In accordance with SEC rules, the number of portfolios included in this column assumes that the Nominee has been elected.

Material Relationships of the Independent Trustee Nominees.

During the past five years, none of the Independent Trustee Nominees, nor any of their “immediate family members” (as defined below), had any direct or indirect interest (the value of which exceeded $120,000), whether by contract, arrangement or otherwise, in BGFA, SEI Investments Distribution Co., the Funds’ principal underwriter (“SEI”), or any other “entity in a control relationship” (as defined below) to BGFA or SEI.

During the calendar years 2005 and 2006, none of the Independent Trustee Nominees, nor any of their immediate family members, had an interest in a transaction or a series of similar transactions, or in any currently proposed transaction, or series of similar transactions, in which the aggregate amount involved exceeded $120,000 and to which any of the following were a party (each a “Fund Related Party”):

•	a Fund

•	an officer of a Fund

•	a “related fund” (as defined below)

•	an officer of any related fund

•	BGFA or SEI

•	an officer of BGFA or SEI

•	an entity in a control relationship with BGFA or SEI

•	an officer of an entity in a control relationship with BGFA or SEI

During the calendar years 2005 and 2006, none of the Independent Trustee Nominees, nor any of their immediate family members, had any relationship (the value of which exceeded $120,000) with any Fund Related Party, including, but not limited to, relationships arising out of (i) the payment for property and services, (ii) the provision of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate) or (iv) the provision of consulting services.

The “immediate family members” of any person are his or her spouse, children in the person’s household (including step and adoptive children) and any dependent of the person. An “entity in a control relationship” means any person who controls, is controlled by or is under common control with the named person. For example, BGI is an entity that is in a control relationship with BGFA. A “related fund” is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act for which BGFA or any of its affiliates act as investment adviser.

Committees and Board Meetings.

The Board has two standing committees – the Nominating and Governance Committee and the Audit Committee.

Nominating and Governance Committee. The current members of the Nominating and Governance Committee are Mmes. Bitterman and Paskin-Jordan and Messrs. Gambs and Soong, all of whom are Independent Trustees. Ms. Bitterman serves as Chairperson of this Committee. During the fiscal year ended December 31, 2006, the Nominating and Governance Committee held four meetings.

The Nominating and Governance Committee operates pursuant to a written charter, a copy of which is attached to this Proxy Statement as Appendix A. The Nominating and Governance Committee is responsible for recommending to the Board persons to be nominated for election as Trustees. Pursuant to the rules under the 1940 Act, only Independent Trustees may select and nominate other Independent Trustees for the Trust. The Nominating and Governance Committee generally does not consider nominees recommended by shareholders, but may do so if the Nominating and Governance Committee deems it appropriate. Shareholders who want to recommend nominees can contact the Nominating and Governance Committee by sending a signed letter that provides relevant information regarding the nominee and includes: (i) the shareholder’s name and address; (ii) the number of shares owned by the shareholder; (iii) the Fund(s) of which the shareholder owns shares; and (iv) if such shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. The letter should be addressed to BGIF Board of Trustees – Nominating and Governance Committee, c/o Barclays Global Investors, N.A. – Mutual Fund Administration, 45 Fremont Street, San Francisco, California 94105.

The Nominating and Governance Committee’s charter provides for certain criteria to be used in evaluating candidates for Independent Trustees. The Nominating and Governance Committee expects that all candidates should generally have the following characteristics:

1.	The candidate may not be an “interested person” (within the meaning of the 1940 Act) of the Trust, any adviser or subadviser to a series of the Trust, or the Trusts’ principal underwriter/placement agent.

2.	The candidate should have a reputation for integrity, honesty and adherence to high ethical standards. The Nominating and Governance Committee’s consideration of this criterion may be accomplished through personal knowledge of the candidate or through inquiries of other persons that know the candidate or by receipt of references.

3.	The candidate should have demonstrated business acumen, experience and ability to exercise sound judgment in matters that relate to the current and long-term objectives of the Trust and should be willing and able to contribute positively to the decision-making process of the Trust.

4.	The candidate should be committed to understanding the Trust and the responsibilities of an Independent Trustee of an investment company and to regularly attending and participating in meetings of the Board and the committees on which the candidate would be a member.

5.	The candidate should have the ability to understand the sometimes conflicting interests of the various constituencies of the Trust and to act in the interests of all shareholders.

6.	The candidate should not have a conflict of interest that would impair the candidate’s ability to represent the interests of all the shareholders and to fulfill the responsibilities of an Independent Trustee.

7.	The candidate should have the ability to serve a sufficient number of years before reaching the Trust’s mandatory retirement age for Trustees.

Nominees will not be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law. For each candidate, the Nominating and Governance Committee will evaluate specific experience in light of the makeup of the then-current Board. The Nominating and Governance Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Nominating and Governance Committee finds that the candidate has additional qualifications such that his/her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee.

In evaluating candidates, the Nominating and Governance Committee will seek to have at least one Independent Trustee qualify as an “audit committee financial expert,” as such term is defined by rules under the 1940 Act, and will give preference to candidates that the Nominating and Governance Committee believes would so qualify.

Any re-nomination of an existing Independent Trustee is based on continuing qualification under the criteria set forth above. In addition, the Nominating and Governance Committee will consider the existing Independent Trustee’s performance on the Board and any Board committees.

The Nominating and Governance Committee has the authority to retain and terminate any search firm or other consultant to be used to identify Independent Trustee candidates, including the authority to approve such firm’s or consultant’s fees and other retention terms. The Nominating and Governance Committee is empowered to cause the Trust to pay the compensation of any search firm or other consultant engaged by the Nominating and Governance Committee.

In addition to members of the Nominating and Governance Committee, the President and other officers of the Trust, even if not members of the Nominating and Governance Committee, may be solicited for their input on candidates and to recruit candidates for the Board. The Nominating and Governance Committee will give candidates recommended by the President and other officers of the Trust the same consideration given any other candidate.

The Nominating and Governance Committee makes nominations for the appointment or election of Independent Trustees in accordance with its charter and by applying the criteria and principles set forth above.

Each Independent Trustee Nominee has been selected by the Nominating and Governance Committee on this basis. Each Independent Trustee Nominee was identified as a candidate to be a Trustee by the current Independent Trustees.

Audit Committee. The current members of the Audit Committee are Mmes. Bitterman and Paskin-Jordan and Messrs. Gambs and Soong. Mr. Gambs serves as Chairperson of this Committee. During the fiscal year ended December 31, 2006, the Audit Committee held four meetings.

All of the current members of the Audit Committee, each of whom is also an Independent Trustee, are “audit committee financial experts” as such term is defined by the rules of the 1940 Act. Messrs. Leland and Lyons, if elected by shareholders to serve as Independent Trustees, will join the Audit Committee but will not be “audit committee financial experts.”

The Audit Committee operates pursuant to a written charter and is responsible for, among other things, overseeing the Trust’s accounting and financial reporting practices, reviewing the results of the annual audit of the Trust’s financial statements and interacting with the Trust’s independent registered public accountants on behalf of the full Board.

Board Meetings. For the fiscal year ended December 31, 2006, there were four regularly scheduled meetings of the Board, and there were no special meetings. All of the current Trustees and committee members then serving attended at least 75% of the meetings of the Board or applicable committee held during the fiscal year ended December 31, 2006. The Trust does not have a policy regarding the attendance of Trustees at annual shareholder meetings. The Trustees are not expected to attend the Meeting. The Trust did not hold an annual shareholder meeting for the fiscal year ended December 31, 2006.

Shareholder Communications with the Board.

The Board has established a process for shareholders to communicate with the Board. Shareholders may contact the Board by mail. Correspondence should be addressed to Barclays Global Investors Funds Board of Trustees, c/o Barclays Global Investors, N.A. – Mutual Fund Administration, 45 Fremont Street, San Francisco, California 94105. A shareholder communication to the Board should include the following information: (i) the name and address of the shareholder; (ii) the number of shares owned by the shareholder; (iii) the Fund(s) of which the shareholder owns shares; and (iv) if the shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. All correspondence received as set forth above shall be reviewed by the Secretary of the Trust and reported to the Board.

Trustee Ownership of Fund Shares.

The following table sets forth the dollar range of equity securities beneficially owned by each Nominee individually and in the aggregate, as of July 31, 2007. Securities that are beneficially owned, as defined under the Securities Exchange Act of 1934, as amended (the “1934 Act”), include direct and indirect ownership of securities where the Trustee’s economic interest is tied to the securities, employment ownership and securities when the Trustee can exert voting power and when the Trustee has authority to sell the securities. The dollar ranges in the following table are in accordance with SEC requirements. (For additional information on the

Trustees’ share ownership, see “Share Ownership of Trustees and Management” in the “Other Information” section of this Proxy Statement.)

Name	Dollar Range of Fund Shares	Aggregate Dollar Range of Fund Shares in all Funds Overseen or to be Overseen by the Nominee in Family of Investment Companies
Interested Trustee Nominees
Lee T. Kranefuss	None	over $100,000
H. Michael Williams	None	over $100,000

Independent Trustee Nominees
Mary G.F. Bitterman	None	None
A. John Gambs	None	None
Hayne E. Leland	None	None
Jeffrey M. Lyons	None	None
Wendy Paskin-Jordan	None	None
Leo Soong	None	None

As of July 31, 2007, the Independent Trustee Nominees and their immediate family members did not own any securities of BGFA, the investment adviser to the Master Portfolios, or of SEI, the Funds’ principal underwriter, or any entity controlling, controlled by, or under common control with BGFA or SEI.

Since January 1, 2006, no Nominee has purchased or sold any securities of BGFA, its parents, or their respective subsidiaries.

Compensation of Trustees and Officers.

The following table sets forth the compensation received from the Trust by the current Independent Trustees for their services to the Trust and the fund complex during the most recent fiscal year ended December 31, 2006. Currently, the Independent Trustees do not receive any retirement benefits or deferred compensation from the fund complex. Neither the Interested Trustees nor the executive officers of the Trust receive any compensation from the Trust.

Independent Trustee	Aggregate Compensation from the Trust(1)	Total Compensation from Fund Complex(2)
Mary G. F. Bitterman	$25,000	$50,000
A. John Gambs(3)	$18,755	$37,511
Wendy Paskin-Jordan(3)	$18,375	$36,750
Leo Soong	$29,880	$59,761

(1)	The Independent Trustees were paid in 2006 for a Nominating Committee meeting that they attended during the fiscal year ended December 31, 2005.
(2)	Includes compensation for services on the board of trustees of MIP.
(3)	Compensation for Mr. Gambs and Ms. Paskin-Jordan reflects their appointment to serve as Independent Trustees of the Trust effective March 16, 2006.

Additional Executive Officers

The following table provides information about the executive officers of the Trust (in addition to Mr. Williams, who serves as President and Chief Executive Officer of the Trust and is a Nominee to serve as a Trustee). Each executive officer is appointed by the Board and serves until his or her successor is chosen and qualified or until his or her resignation or removal by the Board. The business address of all of the executive officers of the Trust is c/o Barclays Global Investors Funds, 45 Fremont Street, San Francisco, California 94105.

Name and Age	Position(s), Length of Service	Principal Occupation During Past Five Years
Stephen Monroe (47)	Executive Vice President (since 2007).	Managing Director, BGI (since 2006); Managing Director, National Sales Manager, JP Morgan Securities, Inc. (1997-2006).

Geoffrey D. Flynn (50)	Treasurer and Chief Financial Officer (since 2007).	Managing Director, BGI (since 2007); Managing Director, Morgan Stanley and President of Morgan Stanley Trust (2002-2007); President, Van Kampen Investor Services (2003-2007). Managing Director, Morgan Stanley (2002-2007); President, Morgan Stanley Trust, FSB (2002-2007).

Eilleen M. Clavere (55)	Secretary (since 2007).	Head of Legal Administration, IIB and BGI (since 2007); Legal Counsel and Vice President of Atlas Funds, Inc., Atlas Advisers, and Atlas Securities (2005-2006); Counsel, Kirkpatrick & Lockhart LLP (2001-2005).

Ira P. Shapiro (44)	Vice President and Chief Legal Officer (since 2007).	Associate General Counsel, BGI (since 2004); First Vice President, Merrill Lynch Investment Managers (1993-2004).

David Lonergan (37)	Vice President (since 2007).	Head of U.S. Cash Management, BGI (since 2002); U.S. Liquidity Manager (2000-2002).

Alan Mason (46)	Vice President (since 2007).	Head of Allocations and Solutions, BGI (since 2006); Investment Strategist, BGI (2000-2006).

Vote Necessary to Approve this Proposal 1.

If a quorum is present at the Meeting, the affirmative vote of a plurality of votes cast is necessary to elect the Nominees, which means that the eight Nominees that receive the greatest number of votes will be elected to fill the eight Trustee seats being voted upon. Each shareholder may cast his or her votes for up to eight Nominees. There is no cumulative voting in the election of Trustees.

Additional Information regarding the Election of MIP Trustees and Master-Feeder Voting Arrangements.

Each Fund operates as a feeder fund in a master-feeder arrangement. In a master-feeder arrangement, a feeder fund seeks to achieve its investment objective by investing all of its investable assets in a separate master fund with a substantially identical investment objective and policies as the feeder fund. Pursuant to this arrangement, each Fund invests its assets in a related Master Portfolio that is a series of MIP. MIP is a legally separate investment company with its own board of trustees.

The current composition of the MIP board of trustees is identical to the composition of the Trust’s Board, and the Nominees for election as Trustees of the Trust are also nominees for election as trustees of MIP. Holders of interests in MIP are entitled to vote in the election for MIP trustees. Because the Funds invest their assets in MIP, they are investors in MIP and holders of interests in MIP. Like other investors in MIP, the Funds are entitled to vote in the election for MIP trustees.

Special rules apply when a feeder fund has the opportunity to vote on a matter affecting its master fund, such as the Funds’ opportunity to vote in the election of MIP trustees. Under the 1940 Act, the Funds (as feeder funds) can seek instructions from their shareholders as to how they should vote at the MIP level (commonly referred to as “pass-through” voting). The Board has determined that the Funds’ vote in the election of MIP trustees will be passed through to the Funds’ shareholders. Accordingly, while you will be formally voting to elect Trustees of the Trust when you vote on Proposal 1, your vote will also be treated as an instruction to the Funds to vote the same way to elect MIP trustees. Your Funds, as investors in MIP, will vote their interests in MIP in the same proportion as the instructions submitted by Fund shareholders who submit instructions on the matter. For example, if all Fund shareholders vote in the aggregate as follows: 80% “FOR” each Nominee in Proposal 1 and 20% “WITHHELD,” then the Funds as investors in MIP will cast all of their votes as follows: 80% “FOR” each MIP nominee for trustee and 20% “WITHHELD.”

THE BOARD OF TRUSTEES RECOMMENDS

A VOTE “FOR” ALL NOMINEES.

PROPOSAL 2.	APPROVAL TO AMEND THE AGREEMENT AND DECLARATION OF TRUST TO ALLOW THE BOARD OF TRUSTEES TO AUTHORIZE A LIFEPATH PORTFOLIO’S MERGER WITH ANOTHER LIFEPATH PORTFOLIO WITHOUT SHAREHOLDER APPROVAL (UNLESS A SHAREHOLDER VOTE IS REQUIRED BY THE 1940 ACT)

(For Shareholders of the LifePath Portfolios Only)

The Trust is a Delaware statutory trust that operates pursuant to its Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”). The Board has approved, and recommends that shareholders of each LifePath Portfolio approve, a proposal to amend Section 11.04 of the Declaration of Trust as it relates to their respective LifePath Portfolio(s). The proposed amendment would allow the Board to authorize a LifePath Portfolio’s merger or consolidation with, or sale of assets to, another LifePath Portfolio without shareholder approval (unless shareholder approval is required by the 1940 Act) (collectively, a “Merger”). For the full text of Section 11.04, as proposed to be amended in respect of the LifePath Portfolios, see Appendix B. Currently, Mergers may require a shareholder vote under the Declaration of Trust. The proposed amendment will not affect the right of LifePath Portfolio shareholders to vote on any Merger that requires shareholder approval by the 1940 Act or the SEC’s rules thereunder and interpretations thereof. In accordance with the proposed amendment to the Declaration of Trust, the Trust will provide at least 30 days’ written notice to shareholders of a LifePath Portfolio prior to its Merger with another LifePath Portfolio.

The proposed amendment may allow the LifePath Portfolios to operate in a more efficient and cost-effective manner. For example, as the target date of a LifePath Portfolio (as indicated in the LifePath Portfolio’s name) approaches, the investment objective, policies and strategies and portfolio of that LifePath Portfolio will become substantially identical to the investment objective, policies and strategies and portfolio of the LifePath Retirement Portfolio. At the appropriate time, the Board may determine it to be beneficial to Merge that LifePath Portfolio with the LifePath Retirement Portfolio. However, to approve such a Merger currently, the Board would have to schedule a shareholder meeting of that LifePath Portfolio in order to seek their approval. The process of obtaining shareholder approval may make it more difficult and time consuming to complete the Merger and, in general, could increase the costs associated with the Merger. In such a case, it may be beneficial to shareholders to Merge that LifePath Portfolio with the LifePath Retirement Portfolio pursuant to Rule 17a-8 (as discussed below) without incurring the costs and delays of a shareholder meeting of that LifePath Portfolio, provided the Trustees first determine the Merger to be in shareholders’ best interests.

By permitting Mergers without a shareholder vote (unless a shareholder vote is required by the 1940 Act), the proposed amendment to the Declaration of Trust would modernize the Declaration of Trust. In 2002, the SEC amended Rule 17a-8 under the 1940 Act (“Rule 17a-8”) to permit certain Mergers of affiliated funds without shareholder approval in certain cases, and to require shareholder approval of Mergers in other cases. For example, Rule 17a-8 now permits affiliated funds to Merge without shareholder approval if the following conditions are satisfied: (1) the advisory contracts and fundamental policies of the affiliated funds are not materially different, (2) any Rule 12b-1 fees of the surviving fund are no higher than any Rule 12b-1 fees of the acquired fund, (3) post Merger, shareholder-elected independent trustees of the acquired fund comprise a majority of the independent trustees of the surviving fund, and (4) the trustees determined that the Merger is in the best interests of the fund and its shareholders and that shareholders’ interests will not be diluted. In other circumstances where a shareholder vote is required by the 1940 Act, shareholder approval would still be required under the proposed amendment to the Declaration of Trust.

The proposed amendment will not alter in any way the Trustees’ existing fiduciary obligations to act with due care and in the shareholders’ interests. Before using any new flexibility that the proposed amendment may afford, the Trustees must first consider the shareholders’ interests and then act in accordance with such interests. The Trustees will evaluate any and all information reasonably necessary to make their determinations and will consider and give appropriate weight to all pertinent factors in fulfilling the overall duty of care owed to shareholders. In the event that the Board determines that it is in shareholders’

interests to cause a LifePath Portfolio to proceed with a Merger without shareholder approval, the proposed amendment requires that shareholders be given prior written notice of the Merger.

Vote Necessary to Approve this Proposal 2.

The shareholders of each LifePath Portfolio will vote on Proposal 2 separately from the shareholders of each other LifePath Portfolio. If a quorum is satisfied with respect to a LifePath Portfolio, the affirmative vote of a majority of votes cast is necessary to approve this Proposal 2 in respect of such Portfolio. If shareholders of a particular LifePath Portfolio fail to approve this Proposal 2, Section 11.04 of the Declaration of Trust will remain unchanged with respect to such LifePath Portfolio. The failure of Proposal 2 to be adopted by any particular LifePath Portfolio will not, however, affect the outcome of the vote of shareholders of any other LifePath Portfolio regarding the adoption of Proposal 2 with respect to such other LifePath Portfolio.

Additional Information regarding Changes to the MIP Declaration of Trust and Master-Feeder Voting Arrangements.

As described in connection with Proposal 1, each LifePath Portfolio operates as a feeder fund in a master-feeder structure, and special rules apply when a feeder fund has the opportunity to vote on a matter affecting its master fund. In this respect, changes are being proposed to the declaration of trust of MIP (the master fund) in order to avoid having to seek the approval of the interestholders of the affected LifePath Master Portfolio to Merge that LifePath Master Portfolio into another LifePath Master Portfolio (unless such approval is required by the 1940 Act). Any such change to MIP’s declaration of trust is subject to approval by the LifePath Portfolios, as feeder funds. The Board has determined that each LifePath Portfolio’s vote on whether to approve amendments to MIP’s declaration of trust (which are substantially identical to the proposed amendments to the Declaration of Trust described in this Proposal 2) should be passed through to the LifePath Portfolio’s shareholders. Accordingly, while you will be formally voting to amend the Declaration of Trust when you vote on Proposal 2, your vote will also be treated as an instruction to the applicable LifePath Portfolio to vote the same way to approve the proposed amendments to MIP’s declaration of trust. Your LifePath Portfolio, as an investor in MIP, will vote its interests in MIP in the same proportion as the instructions submitted by the LifePath Portfolio’s shareholders who submit instructions on the matter. For example, if the shareholders of a LifePath Portfolio vote in the aggregate as follows: 80% “FOR” Proposal 2 and 20% “AGAINST” Proposal 2, then the LifePath Portfolio, as an investor in MIP, will cast all of its votes as follows: 80% “FOR” the proposed amendments to MIP’s declaration of trust and 20% “AGAINST” such amendments.

THE BOARD OF TRUSTEES RECOMMENDS

A VOTE “FOR” THIS PROPOSAL 2.

PROPOSAL 3.	APPROVAL OF MODIFYING THE INVESTMENT OBJECTIVE OF THE S&P 500 STOCK FUND TO MAKE IT IDENTICAL TO THE INVESTMENT OBJECTIVE OF THE MASTER PORTFOLIO IN WHICH IT INVESTS

(For Shareholders of the S&P 500 Stock Fund Only)

The investment objective of the S&P 500 Stock Fund is to “seek to approximate as closely as practicable, before fees and expenses, the capitalization-weighted total rate of return of the S&P 500 Index.” The S&P 500 Stock Fund seeks to achieve this investment objective by investing its investable assets in the S&P 500 Index Master Portfolio, a series of MIP. The investment objective of that Master Portfolio is substantially identical to, but slightly different from, the S&P 500 Stock Fund’s investment objective. The investment objective of that Master Portfolio is to “seek to provide investment results that correspond to the total return performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor’s 500 Stock Index.”

The Board has determined that the investment objective of the S&P 500 Stock Fund should be made identical to the investment objective of its Master Portfolio. Because the investment objective of the S&P 500 Stock Fund is fundamental, however, it can only be changed with prior shareholder approval.

This Proposal is not intended to result in any change in the S&P 500 Stock Fund’s investments or to change any of its policies or strategies. As indicated above, the S&P 500 Stock Fund currently “seeks to approximate as closely as practicable, before fees and expenses, the capitalization-weighted total rate of return of the S&P 500 Index.” From time to time, Standard and Poor’s adjusts the calculation of the S&P 500 Index. For instance, in 2005 Standard & Poor’s changed the calculation of the S&P 500 Index from a “full” market-capitalization weighted methodology to a “float-adjusted” market capitalization methodology. The float-adjusted methodology excludes blocks of stocks that do not trade from the weighting determination for a stock in the S&P 500 Index. These changes in the calculation of the S&P 500 Index have made the reference to “capitalization-weighted” total return in the current investment objective of the S&P 500 Stock Fund obsolete. The proposed investment objective has the added benefit of eliminating that outdated reference and adding flexibility so that it is unlikely to be affected by further changes in the calculation of the S&P 500 Index.

Vote Necessary to Approve this Proposal 3.

Since the S&P 500 Stock Fund’s investment objective is currently a fundamental policy, the affirmative vote of the holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the S&P 500 Stock Fund is required to approve the proposed investment objective. The 1940 Act defines a “majority of the outstanding voting securities” of a fund as the vote, at an annual or special meeting, (i) of 67% or more of the voting securities of the fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present or represented by proxy, or (ii) of more than 50% of the outstanding voting securities of the fund, whichever is less (a “1940 Act Majority”). Whether or not this Proposal 3 is approved, the S&P 500 Stock Fund currently expects to continue to pursue its investment objective by investing in its Master Portfolio. You should also note that if this Proposal 3 is not approved, but Proposal 4 is approved, the investment objective of the S&P 500 Stock Fund would be non-fundamental, and could be changed by the Board without shareholder approval. Management has indicated that if those circumstances occur, it intends to recommend that the Board consider approving the proposed investment objective. If neither Proposal 3 nor Proposal 4 are approved, the current investment objective of the S&P 500 Stock Fund will remain the same.

THE BOARD OF TRUSTEES RECOMMENDS

A VOTE “FOR” THIS PROPOSAL 3.

PROPOSAL 4.	RECLASSIFYING THE INVESTMENT OBJECTIVE OF THE S&P 500 STOCK FUND FROM FUNDAMENTAL TO NON-FUNDAMENTAL

(For Shareholders of the S&P 500 Stock Fund Only)

The investment objective of the S&P 500 Stock Fund currently is fundamental. Under the 1940 Act, a fundamental investment objective can be changed only with the prior approval of shareholders pursuant to the vote of a 1940 Act Majority. In contrast, an investment objective that is not fundamental can be changed by a fund’s board of trustees without shareholder approval.

Unlike the investment objective of the S&P 500 Stock Fund, the investment objectives of the other Funds of the Trust and of all series of MIP are non-fundamental. It is very common for mutual funds, especially index funds such as the S&P 500 Stock Fund, to have non-fundamental investment objectives. If shareholders approve reclassifying the S&P 500 Stock Fund’s investment objective from fundamental to non-fundamental like the other Funds, the Board will have the flexibility to articulate the investment objective for the S&P 500 Stock Fund to reflect market or other changes, such as changes in indexes like the S&P 500 Stock Index. For example, if the S&P 500 Stock Fund’s investment objective were non-fundamental, the Board could have adopted the investment objective proposed in Proposal 3 without obtaining shareholder approval. The Board also expects that you will benefit from this proposed change because if the Board determines in the future that it is in the interests of shareholders to revise the investment objective of the S&P 500 Stock Fund, it could do so without incurring the costs and delays associated with obtaining shareholder approval. It will also facilitate efficient administration of the Trust if the investment objective of the S&P 500 Stock Fund is non-fundamental like the investment objective of all of the other Funds of the Trust. The Board believes that this approach provides the Board with the appropriate flexibility to respond to changes in the marketplace, especially changes in indexes, and is in keeping with the flexibility already afforded to the other Funds in the fund complex and many other funds throughout the mutual fund industry.

Vote Necessary to Approve this Proposal 4.

As noted above, under the 1940 Act, a fundamental investment objective can be changed only with the prior approval of shareholders pursuant to the vote of a 1940 Act Majority. If the S&P 500 Stock Fund’s shareholders fail to approve this Proposal 4, the investment objective of the S&P 500 Stock Fund (which is subject to modification pursuant to Proposal 3) will remain fundamental and will only be changeable with the prior approval of shareholders.

THE BOARD OF TRUSTEES RECOMMENDS

A VOTE “FOR” THIS PROPOSAL 4.

Other Information

Share Ownership of Trustees and Management.

As of July 31, 2007, the percentage of shares of each class of the Trust beneficially owned by all Trustees and Nominees, each executive officer of the Trust, and by the Trustees and officers of the Trust (as a group) was not more than 1% of the class.

Share Ownership of Certain Beneficial Owners.

As of July 31, 2007, the shareholders identified below were known by the Trust to own, beneficially or of record, more than 5% of any class of the outstanding shares of the Trust:

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Bond Index Fund	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	Record/4,901,269	41%

	State Street Bank and Trust Company 200 Clarendon Street Boston, MA 02116	Record/2,688,287	22%

	Wells Fargo Bank, NA 510 Marquette Avenue South Minneapolis, MN 55479	Record/1,355,710	11%

	Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Dr. East 3rd Floor Jacksonville, FL 32246	Record/787,508	7%

	Chase Manhattan Bank PO Box 419784 Kansas City, MO 64141	Record/690,588	6%

Government Money Market Fund – Institutional Shares	First Ameritas Life Insurance 400 Rella Blvd. Suffern, NY 10901	Record/705,517	76%

	Monster Worldwide, Inc. 622 Third Avenue 39th Floor New York, NY 10017	Record/126,709	14%

	Barclays California Corporation 45 Fremont Street San Francisco, CA 94105	Record/100,000	11%

Government Money Market Fund – Premium Shares	Bear Stearns Securities Corp. One Metrotech Center North Brooklyn, NY 11201	Record/21,957,938	56%

	Calhoun and Co. 411 W Lafayette MC 3455 Detroit, MI 48226	Record/14,170,522	36%

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
	Bear Stearns Securities Corp. One Metrotech Center North Brooklyn, NY 11201	Record/3,056,516	8%

Government Money Market Fund – Select Shares	California First Bank 1501 Main Street 3rd Floor Columbia, SC 29201	Record/19,843,423	99%

Government Money Market Fund – Trust Shares	Barclays California Corporation 45 Fremont Street San Francisco, CA 94105	Record/100,000	100%

Institutional Money Market Fund – Aon Captives Shares	Barclays Nominees (MANX) Limited Barclays House Victoria Street PO Box 9 Douglas Isle of Man, UK IM99 1AJ	Record/39,602,587	50%

	NRI Insurance Company 76 St. Paul Street Suite 500 Burlington, VT 05401	Record/16,527,616	21%

	Barclays Nominees (MANX) Limited Barclays House Victoria Street PO Box 9 Douglas Isle of Man, UK IM99 1AJ	Record/10,000,000	13%

	Bom Ambiente Insurance Company PO Box 69 GT Grand Cayman, Cayman Islands	Record/8,786,906	11%

Institutional Money Market Fund – Institutional Shares	Deloitte & Touche USA LLP 4022 Sells Drive Hermitage, TN 37076	Record/583,000,000	11%

	State Street Bank and Trust Company 200 Clarendon Street Boston, MA 02116	Record/500,000,000	9%

	UBS Investment Group 677 Washington Blvd. Stamford, CT 06912	Record/465,000,000	8%

	Goldman Sachs 71 South Wacker Drive Suite 500 Chicago, IL 60606	Record/374,986,937	7%

	Banc of America Securities, LLC 200 N College St., 3rd Floor Charlotte, NC 28255	Record/355,845,845	6%

	Time Warner, Inc. 1 Time Warner Center New York, NY 10019	Record/295,136,758	5%

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Institutional Money Market Fund – Premium Shares	Chicago Mercantile Exchange, Inc. 30 South Wacker Drive Chicago, IL 60606	Record/803,655,453	49%

	Chicago Mercantile Exchange, Inc. 30 South Wacker Drive Chicago, IL 60606	Record/303,020,802	19%

	Bear Stearns Securities Corp. One Metrotech Center North Brooklyn, NY 11201	Record/151,708,644	9%

	Goldman Sachs 71 South Wacker Drive Suite 500 Chicago, IL 60606	Record/83,696,929	5%

Institutional Money Market Fund – Select Shares	Banc of America Securities, LLC 200 N College St., 3rd Floor Charlotte, NC 28255	Record/6,483,578	67%

	Bear Stearns Securities Corp. One Metrotech Center North Brooklyn, NY 11201	Record/1,298,569	13%

	Bear Stearns Securities Corp. One Metrotech Center North Brooklyn, NY 11201	Record/1,129,243	12%

Institutional Money Market Fund – Trust Shares	FTCI Agent Revenue 600 Fifth St., 2nd Floor New York, NY 10020	Record/147,538,500	90%

	FTCI Agent 600 Fifth St., 2nd Floor New York, NY 10020	Record/16,417,500	10%

LifePath Retirement Portfolio – Class I Shares	Diversified Investment Advisors 4 Manhattanville Road MD2-41 Purchase, NY 10577	Record/2,527,877	27%

	JP Morgan Chase 9300 Ward Parkway Kansas City, MO 64114	Record/894,999	10%

	National City PO Box 94984 Cleveland, OH 44101	Record/867,188	9%

	New York Life Trust Company 169 Lackawanna Ave. Parsippany, NJ 07054	Record/856,099	9%

	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	Record/816,079	9%

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
	Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Dr. East 3rd Floor Jacksonville, FL 32246	Record/707,224	8%

LifePath Retirement Portfolio – Class R Shares	Hartford Life PO Box 2999 Hartford, CT 06104	Record/861,911	44%

	Union Bank PO Box 85484 San Diego, CA 92186	Record/631,989	32%

	Wachovia Bank 1525 West WT Harris Blvd. Charlotte, NC 28288	Record/303,696	16%

LifePath 2010 Portfolio –Class I Shares	Diversified Investment Advisors 4 Manhattanville Road MD2-41 Purchase, NY 10577	Record/5,420,549	19%

	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	Record/4,736,314	16%

	Citistreet Core Markets Inc. One Heritage Drive North Quincy, MA 02171	Record/2,633,680	9%

	New York Life Trust Company 169 Lackawanna Ave. Parsippany, NJ 07054	Record/2,576,064	9%

	Northern Trust Company PO Box 92956 Chicago, IL 60675	Record/2,080,656	7%

	JP Morgan Chase 9300 Ward Parkway Kansas City, MO 64114	Record/1,823,001	6%

	National City PO Box 94984 Cleveland, OH 44101	Record/1,479,787	5%

LifePath 2010 Portfolio – Class R Shares	Hartford Life PO Box 2999 Hartford, CT 06104	Record/3,465,617	62%

	Union Bank PO Box 85484 San Diego, CA 92186	Record/1,457,535	26%

LifePath 2020 Portfolio – Class I Shares	Diversified Investment Advisors 4 Manhattanville Road MD2-41 Purchase, NY 10577	Record/11,620,723	29%

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	Record/7,971,620	20%

	New York Life Trust Company 169 Lackawanna Ave. Parsippany, NJ 07054	Record/3,044,530	8%

	JP Morgan Chase 9300 Ward Parkway Kansas City, MO 64114	Record/2,147,396	5%

LifePath 2020 Portfolio – Class R Shares	Hartford Life PO Box 2999 Hartford, CT 06104	Record/5,781,078	65%

	Union Bank PO Box 85484 San Diego, CA 92186	Record/2,437,239	27%

LifePath 2030 Portfolio – Class I Shares	Diversified Investment Advisors 4 Manhattanville Road MD2-41 Purchase, NY 10577	Record/7,222,097	25%

	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	Record/4,959,253	17%

	New York Life Trust Company 169 Lackawanna Ave. Parsippany, NJ 07054	Record/2,993,915	10%

	Fifth Third Bank PO Box 630074 Cincinnati, OH 45263	Record/2,315,504	8%

	JP Morgan Chase 9300 Ward Parkway Kansas City, MO 64114	Record/1,912,500	7%

LifePath 2030 Portfolio – Class R Shares	Hartford Life PO Box 2999 Hartford, CT 06104	Record/4,657,349	69%

	Union Bank PO Box 85484 San Diego, CA 92186	Record/1,482,262	22%

	Counsel Trust Company 235 St. Charles Way Suite 100 York, PA 17402	Record/406,034	6%

LifePath 2040 Portfolio – Class I Shares	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	Record/5,085,304	31%

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
	Diversified Investment Advisors 4 Manhattanville Road MD2-41 Purchase, NY 10577	Record/2,149,564	13%

	JP Morgan Chase 9300 Ward Parkway Kansas City, MO 64114	Record/1,436,997	9%

	New York Life Trust Company 169 Lackawanna Ave. Parsippany, NJ 07054	Record/1,367,095	8%

	Fifth Third Bank PO Box 630074 Cincinnati, OH 45263	Record/1,201,499	7%

LifePath 2040 Portfolio – Class R Shares	Hartford Life PO Box 2999 Hartford, CT 06104	Record/2,749,655	61%

	Union Bank PO Box 85484 San Diego, CA 92186	Record/936,821	21%

	Counsel Trust Company 235 St. Charles Way Suite 100 York, PA 17402	Record/580,217	13%

Prime Money Market Fund – Institutional Shares	State Street Bank and Trust Company 200 Clarendon Street Boston, MA 02116	Record/2,378,822,082	29%

	Banc of America Securities, LLC 200 N College St., 3rd Floor Charlotte, NC 28225	Record/882,313,669	11%

	Nomura Holding America, Inc. 2 World Financial Center New York, NY 10281	Record/650,000,000	8%

	The Medstat Group, Inc. 777 East Eisenhower Pkwy Ann Arbor, MI 48108	Record/501,944,282	6%

	Mellon Bank, NA One Mellon Bank Center 500 Grant Street Room 151-0440 Pittsburgh, PA 15258	Record/495,975,456	6%

Prime Money Market Fund – Premium Shares	Chicago Mercantile Exchange, Inc. 30 South Wacker Drive Chicago, IL 60606	Record/425,911,879	20%

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
	Hare & Co. 111 Sanders Creek Parkway East Syracuse, NY 13057	Record/358,366,009	17%

	Mellon Financial Markets One Mellon Bank Center Suite 0475 Pittsburgh, PA 15258	Record/314,632,658	15%

	Goldman Sachs 71 South Wacker Drive Suite 500 Chicago, IL 60606	Record/289,187,701	14%

	Citigroup Global Market, Inc. 333 West 34th Street New York, NY 10001	Record/202,832,532	10%

	Xerox Corporation 800 Long Ridge Road Stamford, CT 06904	Record/126,389,869	6%

Prime Money Market Fund – Select Shares	Union Bank 530 B Street San Diego, CA 92101	Record/83,388,861	57%

	Banc of America Securities, LLC 200 N College St., 3rd Floor Charlotte, NC 28225	Record/51,389,992	35%

Prime Money Market Fund – Trust Shares	Barclays California Corporation 45 Fremont Street San Francisco, CA 94105	Record/100,000	100%

S&P 500 Stock Fund	Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Dr. East 3rd Floor Jacksonville, FL 32246	Record/305,208	20%

	Crown Equipment Corporation PO Box 419784 Kansas City, MO 64141	Record/175,645	12%

	Northern Trust Company PO Box 92956 Chicago, IL 60675	Record/173,541	12%

	Union Bank PO Box 85484 San Diego, CA 92186	Record/102,099	7%

	US Trust Company, NA 515 South Flower Street Suite 2700 Los Angles, CA 90071	Record/100,226	7%

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
	Oklahoma Public Employees Retirement 8515 E Orchard Rd. 2T2 Englewood, CO 80111	Record/94,236	6%

Treasury Money Market Fund – Institutional Shares	County of Fairfax 12000 Government Center Parkway Suite 215 Fairfax, VA 22035	Record/92,100,000	100%

Treasury Money Market Fund – Premium Shares	Mellon Bank, NA One Mellon Bank Center 500 Grant Street Room 151-0440 Pittsburgh, PA 15258	Record/3,305,579	97%

Treasury Money Market Fund – Select Shares	Barclays California Corporation 45 Fremont Street San Francisco, CA 94105	Record/100,000	100%

Treasury Money Market Fund – Trust Shares	Barclays California Corporation 45 Fremont Street San Francisco, CA 94105	Record/100,000	100%

Interest of Certain Persons in Matters to be Acted Upon.

In addition to the individuals identified as current Trustees and executive officers above, the following persons have served as Trustees and/or executive officers of the Trust at any time since January 1, 2006: Jack S. Euphrat (former Trustee), Richard K. Lyons (former Trustee), and Michael A. Latham (former officer) (together with the current Trustees and executive officers and the Nominees identified above, the “2006-2007 Trustees, Officers and Nominees”). None of the 2006-2007 Trustees, Officers and Nominees has any substantial interest, direct or indirect, by security holdings or otherwise, in any proposal set forth in this Proxy Statement (other than Proposal 1 relating to the election of Trustees).

In addition, no “associate” of any of the 2006-2007 Trustees, Officers and Nominees has any substantial interest, direct or indirect, by security holdings or otherwise, in any proposal set forth in this Proxy Statement (other than Proposal 1 relating to the election of Trustees). “Associate” means: (i) any corporation or organization (other than the Trust) of which such person is an officer or partner or is, directly or indirectly, the beneficial owner of 10% or more of any class of equity securities, (ii) any trust or other estate in which such person has a substantial beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity, and (iii) any relative or spouse of such person, or any relative of such spouse, who has the same home as such person or who is a director or officer or the Trust or any of its parent or subsidiaries.

Investment Adviser.

BGFA serves as the investment adviser to each Master Portfolio in which each Fund invests. The principal business address of BGFA is 45 Fremont Street, San Francisco, California 94105. BGFA is a wholly-owned subsidiary of BGI. As of July 31, 2007, BGFA and its affiliates provided investment advisory services for approximately $2 trillion of assets.

Other Service Providers.

Principal Distributor. SEI is the principal distributor of the Funds. SEI’s principal business address is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Administrator. BGI is the administrator of the Funds. BGI’s principal business address is 45 Fremont Street, San Francisco, California 94105.

Independent Registered Public Accountants. PricewaterhouseCoopers LLP (“PwC”), located at Three Embarcadero Center, San Francisco, California 94105, has served as the independent registered public accounting firm for the Trust since 2001. Representatives of PWC will be present at the Meeting, have been offered the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

The Trust’s Audit Committee has established certain pre-approval policies and procedures relating to the engagement of the Trust’s independent registered public accountants to provide non-audit services to the Trust or to the Trust’s investment adviser, or the Trust’s investment adviser’s affiliates, that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust (the “Non-Audit Services Pre-Approval Policies”).

Audit Fees. The aggregate fees billed to the Trust for each of the last two fiscal years for professional services rendered by PwC for the audit of the Trust’s annual financial statements and other services that are normally provided by PwC in connection with statutory and regulatory filings or engagements were $114,660 and $112,750 for 2005 and 2006, respectively.

Audit-Related Fees. There were no fees billed to the Trust for each of the last two fiscal years for assurance and related services by PwC that were reasonably related to the performance of the audit or review of the Trust’s financial statements and are not reported under “Audit Fees” above.

Tax Fees. The aggregate fees billed to the Trust for each of the last two fiscal years for professional services rendered by PwC for tax compliance, tax advice, and tax planning were $65,280 and $69,600 for 2005 and 2006, respectively. Such fees were paid for review of the Trust’s tax returns and excise tax calculations. No portion of such fees for such fiscal years were approved by the Audit Committee pursuant to the waiver provisions of the Non-Audit Services Pre-Approval Policies, nor was any portion of such fees required to be approved by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

All Other Fees. There were no other fees billed to the Trust for each of the last two fiscal years for products and services provided by PwC, other than for the services reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees” above.

Non-Audit Fees. The aggregate non-audit fees billed by PwC for services rendered to the Trust and to the Trust’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the adviser (each, an “Adviser Affiliate”) that provides ongoing services to the Trust for each of the last two fiscal years were $1,071,307 and $2,508,726 for 2005 and 2006, respectively.

Independence of PwC. The Audit Committee has considered whether the provision of non-audit services rendered to the Trust’s investment adviser and any Adviser Affiliate that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, are compatible with maintaining PwC’s independence, and has determined that the provision of these services does not compromise PwC’s independence.

Other Business at the Meeting.

The Board does not intend to bring any matters before the Meeting other than as stated in this Proxy Statement, and is not aware that any other matters will be presented for action at the Meeting. However, if any other matters come before the Meeting, including any proposal to adjourn the Meeting to permit the continued solicitation of proxies in favor of the Proposals, proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named as proxies in the enclosed Proxy Card.

If you do not plan to attend the Meeting in person, please complete, sign, date, and return the enclosed Proxy Card or cast your vote by touchtone phone or via the Internet promptly. Even if you do plan to attend the Meeting, please so note where provided and return the Proxy Card promptly.

Future Shareholder Proposals.

Pursuant to rules adopted by the SEC under the 1934 Act, investors may request for inclusion in the Board’s proxy statement for future shareholder meetings certain proposals for actions which they intend to introduce at such meeting. Any shareholder proposals must be presented a reasonable time before the proxy materials for the next meeting are sent to shareholders. The submission of a proposal does not guarantee its inclusion in the Trust’s proxy statement and is subject to limitations under the 1934 Act. Because the Trust does not hold regular meetings of shareholders, no anticipated date of the next meeting can be provided.

Voting of Proxies.

If you sign and do not revoke a proxy, your shares will be voted at the Meeting in the manner specified on the proxy. If you sign a proxy but do not make specific choices, your proxy will be voted as recommended by the Board (e.g., “FOR” each Nominee for Trustee and “FOR” each Proposal). Votes will NOT be considered cast, however, if an abstention is indicated as such on a written proxy or card, if directions are given in a written proxy to withhold votes or if the votes are withheld by a broker.

A proxy with respect to shares held in the name of two or more persons will be valid if executed by one of them, unless at or prior to the exercise of such proxy, the Trust receives specific written notice to the contrary from one of such persons.

A proxy purporting to be exercised by or on behalf of a shareholder will be valid unless challenged at or prior to its exercise. The burden of proving the invalidity of the proxy will rest with the person seeking to challenge it.

Revocation of Proxies; Counting of Votes.

Any shareholder giving a proxy may revoke it at any time before it is exercised by: (i) submitting to the Trust a written notice of revocation; (ii) submitting to the Trust a subsequently executed proxy; (iii) attending the Meeting and voting in person; or (iv) notifying the Trust of the revocation by calling the toll-free number on the Proxy Card. Proxies voted by telephone or through the Internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

Abstentions and “broker non-votes” (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares as to a particular matter with respect to which the brokers or nominees do not have discretionary power to vote) will not be counted for or against any proxy to which they relate, but will be counted as votes present at the Meeting for purposes of determining whether a quorum is present. Abstentions and broker non-votes will have the effect of a vote against Proposals 2, 3 and 4 and will not affect the vote on Proposal 1.

Shares represented by properly given proxies and received by the Secretary of the Trust prior to the Meeting, unless revoked before or at the Meeting, will be voted according to the shareholder’s instructions. If you sign a proxy but do not fill in a vote, your shares will be voted in favor of each of the Nominees for Trustee and in favor of each of the other Proposals that are applicable to your Fund. If any other business properly comes before the Meeting, your shares will be voted at the discretion of the persons named as proxies on the enclosed Proxy Card.

Quorum Requirements.

A quorum of shareholders is necessary to hold a valid meeting. A quorum will exist if shareholders entitled to vote one-third of all shares outstanding of the Trust (for Proposal 1, that affects the Trust as a whole), of each LifePath Portfolio (for Proposal 2, that affects only the LifePath Portfolios), or of the S&P 500 Stock Fund (for Proposals 3 and 4, that affect only the S&P 500 Stock Fund), as appropriate, on the Record Date are present in person or by proxy. In the event that a quorum is not present, or if a quorum is present but sufficient votes to approve a Proposal are not received, the duly appointed proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to the Proposal. In case any such adjournment is proposed, the proxies will vote for those proxies which they are entitled to vote for the Proposal in favor of adjournment, and will vote those proxies required to be voted against the Proposal against adjournment. At any such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting originally called. A shareholder vote may be taken on one or more of the Proposals prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Any such vote will be final regardless of whether the Meeting is adjourned with respect to any other Proposal.

Solicitation of Proxies and Payment of Expenses.

This solicitation of proxies for the Meeting is being made by the Trust. The expenses of the Meeting will be borne by BGI, as the administrator of the Funds. The solicitation of proxies will be largely by mail, but may include telephonic, Internet or oral communication by officers and service providers of the Trust, who will not be paid for these services, and/or by The Altman Group, Inc. (the “Proxy Solicitation Firm”), which has been retained by BGI for an estimated fee of $80,000 plus out-of-pocket expenses.

Shareholders may authorize the Proxy Solicitation Firm to execute proxies on their behalf by telephonic instruction. Proxies that are submitted telephonically will be recorded in accordance with the procedures set forth below. The Trustees believe that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined. In all cases where a telephonic proxy is submitted, representatives of the Proxy Solicitation Firm are required to ask for each shareholder’s full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), and the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail. If the information solicited matches the information provided to the Proxy Solicitation Firm by the Trust, then the representative of the Proxy Solicitation Firm will explain the process for voting, read the proposal on the Proxy Card, and ask for the shareholder’s instructions on the Proposal.

The representative of the Proxy Solicitation Firm, although he or she is permitted to answer questions about the process, is not permitted to recommend to any shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement or in any additional soliciting materials. The Proxy Solicitation Firm will record the shareholder’s instructions on the Proxy Card. Within 72 hours, but in any event before the Meeting, the shareholder will be sent a letter to confirm his or her vote and asking the shareholder to call the Proxy Solicitation Firm immediately if his or her instructions are not correctly reflected in the confirmation. If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone, the shareholder may still submit the Proxy Card originally sent with the Proxy Statement or attend the Meeting in person. Should shareholders require additional information regarding the proxy or replacement Proxy Cards, they may contact the Proxy Solicitation Firm (toll-free) at 1-800-358-3179. Representatives are available Monday through Friday,

9:00 a.m.-10:00 p.m. (Eastern Time). Any proxy given by a shareholder, whether in writing or by telephone or the Internet, is revocable until voted at the Meeting.

Persons holding shares as nominees will be reimbursed by BGI, upon request, for the reasonable expenses of mailing soliciting materials to the principals of the accounts.

By Order of the Board of Trustees

Eilleen M. Clavere

Secretary

September 19, 2007

APPENDIX A

NOMINATING AND GOVERNANCE COMMITTEE CHARTER

Master Investment Portfolio (“MIP”)

Barclays Global Investors Funds (“BGIF”)

NOMINATING AND GOVERNANCE COMMITTEE CHARTER

I.	Purposes of the Nominating and Governance Committee. The Nominating and Governance Committees (together, the “Committee”) of the Boards of Trustees (the “Boards”) of MIP and BGIF (the “Trusts”) have two primary roles: (a) nomination of Independent Trustees (as defined in Article IV below); and (b) supervision of Fund governance issues.

II.	Nomination Role. With regard to the nomination of Independent Trustees, the Committee is authorized to:

•	Identify individuals qualified to serve as Independent Trustees (as defined below) on the Boards;

•	Review the qualifications of any person properly identified or nominated to serve as an Independent Trustee on the Boards;

•

Recommend to the Boards and the then-current Independent Trustees the nominee(s) for appointment as Independent Trustee(s) by the Boards and the then-current Independent Trustees and/or for election as Independent Trustee(s) by shareholders[1] to fill any vacancy for a position of Independent Trustee on the Boards;

•

Recommend to the Boards and the then-current Independent Trustees the size and composition of the Boards and Board committees and whether the composition of the Boards and Board committees is as prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”) and other applicable laws and regulations;

•

Recommend to the Boards and the then-current Independent Trustees a then-current Independent Trustee to serve in the capacity as Lead Independent Trustee in accordance with the resolutions previously adopted by the Boards. Alternatively, if required to do so in accordance with such resolutions, periodically recommend to the Boards and the then-current Independent Trustees a then-current Independent Trustee to serve as the Chairperson of the Boards in accordance with such resolutions.

The Committee performs these functions to assist the Boards and the Independent Trustees in carrying out their fiduciary responsibilities and the requirements of the 1940 Act and the rules thereunder with respect to the selection and nomination of members of the Boards. Nomination of any person to serve on the Boards as an Independent Trustee shall initially be acted upon by the Independent Trustees and then by the entire Boards. Nomination of any persons to serve on the Boards other than as Independent Trustees shall be made by the Boards.

The Committee shall have the authority to retain and terminate any search firm or other consultant to be used to identify Independent Trustee candidates, including the authority to approve its fees and other retention terms. The Committee is empowered to cause the Trusts to pay the compensation of any search firm or other consultant engaged by the Committee.

1	The term “shareholder” shall mean either a shareholder of Barclays Global Investors Funds or an interestholder of Master Investment Portfolio.

The Committee shall make nominations for the appointment or election of Independent Trustees in accordance with this Charter and apply the criteria and principles set forth in the “General Guidelines for Selecting Independent Trustees” attached hereto as Annex A.

The Boards believe that shareholders as a group are best served by the efficient allocation of Trust and Board resources. As such, the Boards are not required to consider any person nominated by any shareholder of the Trusts (solely in the capacity as shareholder and not in any other capacity) to serve as an Independent Trustee, although the Committee may consider any such person if the Committee deems it appropriate after considering all circumstances the Committee’s members deem relevant.

In addition to members of the Committee, the President and other officers of the Trusts, even if not members of the Committee, may be solicited for their input on candidates and to recruit candidates for the relevant Board. The Committee shall give candidates recommended by the President and other officers of the Trusts the same consideration given any other candidate.

III.	Fund Governance Role. With regard to Fund governance, the Committee is authorized to:

•

Monitor and evaluate industry and legal developments with respect to Fund governance matters in order to ensure compliance with all applicable requirements, with a view to identifying and recommending “best practices” to the Boards;

•	Periodically review the Boards’ retirement policy for Trustees and make any recommendations to the Boards with respect thereto;

•

Periodically review the role and responsibilities of the Lead Independent Trustee or (or, if required by Rule 0-1 under the 1940 Act, or otherwise implemented, review the role and responsibilities of the Independent Chairperson of the Boards);

•

Recommend to the Boards and the then-current Independent Trustees an appropriate level of compensation to be paid by the Trusts to the Independent Trustees for their services as Trustees, members or chairpersons of committees of the Boards, Lead Independent Trustee, Chairperson of the Boards and such other positions as the Committee considers appropriate;

•	Recommend to the Boards new or revised Board policies and guidelines regarding Fund governance matters, as the Committee deems necessary;

•

Study and recommend to the Boards procedures for evaluating the performance of Trustees and Board committees, including the chairpersons thereof, and, at least once annually, evaluate the performance of the Boards and the committees of the Boards, pursuant to the requirements of Rule 0-1 under the 1940 Act or other applicable requirements;

•

Consider, with the assistance of counsel to the Trust and counsel to the Independent Trustees, any issues or controversies arising as to whether or not any Trustee designated as an Independent Trustee in fact satisfies all of the criteria for such status (whether imposed by law or any such more stringent policies as may be adopted by the Boards). This assessment may occur upon: (i) the consideration of a new Trustee, (ii) a Trustee’s joining the board of another entity, or (iii) at such other time as the Committee in its discretion may deem appropriate. The Committee shall make recommendations to the Boards regarding the same;

•	At least once annually, evaluate the independence (pursuant to the requirements of Rule 0-1 of the 1940 Act) and overall performance of counsel to the Independent Trustees; and

•	Consider other Fund governance related issues or conflicts that are brought before the Committee and make recommendations to the Board, as appropriate.

IV.	Committee Operations. The Committee shall be composed of all the members of the Boards that are not “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, of the Trusts, any adviser or subadviser to any series of either Trust, or the Trusts’ principal underwriter/placement agent (each, an “Independent Trustee”).

The Committee shall elect a Chairperson by majority vote. When a Chairperson is appointed, he or she shall preside at all Committee meetings at which he or she is present and have such other duties and powers as may be determined by the Committee members. The Chairperson shall serve until he or she resigns, is removed by the Committee, or is replaced by a duly appointed successor.

The compensation, if any, of Committee members and its Chairperson shall be as determined from time to time by the Boards.

The Committee shall meet with such frequency as the members of the Committee shall from time to time determine to be appropriate. Meetings of the Committee shall be open to all Board members; however, no member of either Board other than a member of the Committee shall have the right to vote on any matter brought before the Committee and the Committee may hold executive sessions during which only members of the Committee are present. An affirmative vote or the consent of a majority of all the members of the Committee is required for the Committee to take action. Any action permitted to be taken by the Committee may be taken by written action signed by at least a majority of the members of the Committee. The Committee shall cause to be kept such records of its meetings as it shall deem appropriate.

As it deems necessary and at the Trusts’ expense, the Committee is authorized to confer with, and to seek the help of, outside advisors, including without limitation counsel to the Trusts and counsel to the Independent Trustees, and officers or other employees of the Trust, as well as officers and employees of Barclays Global Investors, N.A. and its affiliates.

The Committee shall, from time to time as it deems appropriate, review and reassess the adequacy of this Charter, including Annex A, and recommend any proposed changes to the Board for consideration.

V.	Approval of Charter. This Charter and any amendments are subject to approval by the Boards.

ANNEX A to APPENDIX A

General Guidelines for Selecting Independent Trustees

I.	Application of Criteria to Prospective Independent Trustees. The Committee expects that all candidates should generally have the following characteristics:

1.	The candidate may not be an “interested person” (within the meaning of the 1940 Act) of the Trust, any adviser or subadviser to a series of either Trust, or the Trusts’ principal underwriter/placement agent.

2.	The candidate should have a reputation for integrity, honesty and adherence to high ethical standards. As fiduciaries, mutual fund trustees must affirmatively consider a candidate’s reputation prior to recommending the candidate to serve as a trustee. The Committee’s consideration of this criterion may be accomplished through personal knowledge of the candidate or through inquiries of other persons that know the candidate or by receipt of references.

3.	The candidate should have demonstrated business acumen, experience and ability to exercise sound judgment in matters that relate to the current and long-term objectives of the Trusts and should be willing and able to contribute positively to the decision-making process of the Trusts.

4.	The candidate should be committed to understanding the Trusts and the responsibilities of an Independent Trustee of an investment company and to regularly attending and participating in meetings of the Boards and the committees on which the candidate would be a member.

5.	The candidate should have the ability to understand the sometimes conflicting interests of the various constituencies of the Trusts and to act in the interests of all shareholders.

6.	The candidate should not have a conflict of interest that would impair the candidate’s ability to represent the interests of all the shareholders and to fulfill the responsibilities of an Independent Trustee.

7.	The candidate should have the ability to serve a sufficient number of years before reaching the Trusts’ mandatory retirement age for Trustees.

Nominees shall not be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law.

For each candidate, the Committee shall evaluate specific experience in light of the makeup of the then-current Boards.

The Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Committee finds that the candidate has additional qualifications such that his/her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee.

In evaluating candidates, the Committee shall seek to have at least one Independent Trustee qualify as an “audit committee financial expert,” as such term is defined by rules under the 1940 Act, and the Committee shall give preference to candidates that the Committee believes would qualify as audit committee financial experts.

II.	Application of Criteria to Existing Independent Trustees. Each existing Independent Trustee shall continue to serve in such capacity in accordance with, and subject to, the Trusts’ charter documents and any policies adopted by the Boards relating thereto, including, without limitation, the Trusts’ retirement policy for Trustees. Any re-nomination of an existing Independent Trustee should not be viewed as automatic, but should be based on continuing qualification under the criteria set forth above. In addition, the Committee shall consider the existing Independent Trustees’ performance on the Boards and any committees thereof.

APPENDIX B

PROVISIONS PROPOSED TO BE ADDED TO SECTION 11.04 OF THE

DECLARATION OF TRUST1

Section 11.04 of the Declaration of Trust, as proposed to be amended in respect of the LifePath Portfolios, is set forth below.

The following provision of Section 11.04 is applicable solely to [NAMES OF THE LIFEPATH PORTFOLIOS THAT APPROVE PROPOSAL 2 TO BE INSERTED HERE] (together with any LifePath Portfolio created in the future, the “Covered LifePath Portfolios”) and supersedes any conflicting or inconsistent provision(s) of Section 11.04 of the Declaration of Trust solely with respect to the Covered LifePath Portfolios. Section 11.04 of the Declaration of Trust shall continue to apply in its entirety to all Series that are not Covered LifePath Portfolios.

The Trustees, by vote of a majority of the Trustees, may cause any Covered LifePath Portfolio to (i) merge or consolidate with or into, (ii) sell, convey and transfer all or substantially all of its assets to, or (iii) exchange its Shares for Shares of, one or more LifePath Portfolio(s). Any such merger, consolidation, asset sale or Share exchange shall not require the vote of the Shareholders unless such vote is required by the 1940 Act; provided, however, that the Trust shall provide at least 30 days’ prior written notice to the Shareholders of the applicable Covered LifePath Portfolio of such merger, consolidation, asset sale or Share exchange. In all respects not governed by the 1940 Act, other applicable law or the requirements of any securities exchange on which Shares are listed for trading, the Trustees shall have the power to prescribe additional procedures or terms necessary or appropriate to accomplish any such merger, consolidation, asset sale or Share exchange, including the power (x) to create one or more Series or separate statutory trusts (or series thereof) or other business entities to which all or any part of the assets, liabilities, profits or losses of the applicable Covered LifePath Portfolio may be transferred, (y) to provide for the conversion of Shares into beneficial interests in such Series or separate statutory trust or trusts (or series thereof) or other business entities, and (z) to condition or not to condition any asset sale upon the assumption by the transferee of the liabilities associated with the Covered LifePath Portfolio the assets of which are so transferred.

1	Similar provisions are proposed to be added to the declaration of trust of MIP in Article X, Section 8.

B-1

PROXY CARD

BARCLAYS GLOBAL INVESTORS FUNDS

LifePath® “Fund Name” Portfolio

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

To be held Friday, November 16, 2007

I (We), having received notice of the Special Meeting of Shareholders (the “Meeting”) of Barclays Global Investors Funds (the “Trust”) and the accompanying Proxy Statement therefore, and revoking all prior proxies, hereby appoint Eilleen M. Clavere, Ira P. Shapiro, and H. Michael Williams (the “named proxies”), and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Meeting of my (our) Fund to be held on Friday, November 16, 2007, at 11:00 a.m. (Pacific Time) at the offices of the Trust, located at 45 Fremont Street, San Francisco, California 94105, and any adjourned session or sessions thereof, and there to vote and act upon the following matters (as more fully described in the accompanying Proxy Statement) in respect of all shares of the Fund which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.

The shares represented by this proxy will be voted in accordance with my (our) instructions as given on the reverse side with respect to each Proposal. If this proxy is executed but no instruction is given, I (we) understand that the named proxies will vote my (our) shares in favor of each Proposal. The named proxies are authorized to vote on any other business that may properly come before the Meeting in their discretion.

[ADDRESS LINE 1] [ADDRESS LINE 2] [ADDRESS LINE 3] [ADDRESS LINE 4] [ADDRESS LINE 5] [ADDRESS LINE 6] [ADDRESS LINE 7]

NOTE: Please be sure that you complete, sign and date your proxy card. In signing, please write your name(s) exactly as it (they) appear(s) hereon. When signing as attorney, executor, administrator or other fiduciary, please give your full title as such. Proxies being signed by or on behalf of corporate shareholders should be signed in full corporate name by an authorized officer. Joint owners should each sign personally.

	Signature	Date

	Signature (if held jointly)	Date
Title if a corporation, partnership or other entity

Ù  FOLD HERE  Ù

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (THE “BOARD”) OF YOUR FUND.

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote your proxy:

1.	Internet:	Log on to www.myproxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.	Control Number:

2.	Touchtone Phone:	Dial toll-free 1-866-437-4543 and follow the automated instructions. Please have this proxy card available at the time of the call.	Check Digit:

3.	Mail:	Sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

If you have any questions about the Proposals or completing this proxy card, please call 800-358-3179. Representatives are available Monday thru Friday, 9:00AM-10:00PM Eastern Time.

TAGID: “TAG ID”	CUSIP: “CUSIP”

PROXY CARD

BARCLAYS GLOBAL INVESTORS FUNDS

LifePath® “Fund Name” Portfolio

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF BOTH OF THE FOLLOWING PROPOSALS:

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: ■

PROPOSALS:

1.	To elect nominees for Trustees of the Trust, each of whom will serve until he or she resigns, is removed, dies, retires or becomes incapacitated.

The nominees for Trustees are:

		FOR	WITHOLD

1	Mary G.F. Bitterman	☐	☐

2	A. John Gambs	☐	☐

3	Lee T. Kranefuss	☐	☐

4	Hayne E. Leland	☐	☐

5	Jeffrey M. Lyons	☐	☐

6	Wendy Paskin-Jordan	☐	☐

7	Leo Soong	☐	☐

8	H. Michael Williams	☐	☐

2.	To approve an amendment to the Trust’s Amended and Restated Agreement and Declaration of Trust to allow the Board to authorize a LifePath Portfolio’s merger with another LifePath Portfolio without shareholder approval (unless a shareholder vote is required by the Investment Company Act of 1940).

FOR	AGAINST	ABSTAIN

☐	☐	☐

If you plan to attend the Meeting please check this box:                    ☐

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! PLEASE VOTE NOW.

“Scanner Bar Code”

TAG ID:	CUSIP:

PROXY CARD

BARCLAYS GLOBAL INVESTORS FUNDS

S&P 500 Stock Fund

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

To be held Friday, November 16, 2007

I (We), having received notice of the Special Meeting of Shareholders (the “Meeting”) of Barclays Global Investors Funds (the “Trust”) and the accompanying Proxy Statement therefore, and revoking all prior proxies, hereby appoint Eilleen M. Clavere, Ira P. Shapiro, and H. Michael Williams (the “named proxies”), and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Meeting of my (our) Fund to be held on Friday, November 16, 2007, at 11:00 a.m. (Pacific Time) at the offices of the Trust, located at 45 Fremont Street, San Francisco, California 94105, and any adjourned session or sessions thereof, and there to vote and act upon the following matters (as more fully described in the accompanying Proxy Statement) in respect of all shares of the Fund which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.

The shares represented by this proxy will be voted in accordance with my (our) instructions as given on the reverse side with respect to each Proposal. If this proxy is executed but no instruction is given, I (we) understand that the named proxies will vote my (our) shares in favor of each Proposal. The named proxies are authorized to vote on any other business that may properly come before the Meeting in their discretion.

[ADDRESS LINE 1] [ADDRESS LINE 2] [ADDRESS LINE 3] [ADDRESS LINE 4] [ADDRESS LINE 5] [ADDRESS LINE 6] [ADDRESS LINE 7]

NOTE: Please be sure that you complete, sign and date your proxy card. In signing, please write your name(s) exactly as it (they) appear(s) hereon. When signing as attorney, executor, administrator or other fiduciary, please give your full title as such. Proxies being signed by or on behalf of corporate shareholders should be signed in full corporate name by an authorized officer. Joint owners should each sign personally.

	Signature	Date

	Signature (if held jointly)	Date
Title if a corporation, partnership or other entity

Ù  FOLD HERE  Ù

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (THE “BOARD”) OF YOUR FUND.

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote your proxy:

1.	Internet:	Log on to www.myproxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.	Control Number:

2.	Touchtone Phone:	Dial toll-free 1-866-437-4543 and follow the automated instructions. Please have this proxy card available at the time of the call.	Check Digit:

3.	Mail:	Sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

If you have any questions about the Proposals or completing this proxy card, please call 800-358-3179. Representatives are available Monday thru Friday, 9:00AM-10:00PM Eastern Time.

TAGID: “TAG ID”	CUSIP: “CUSIP”

PROXY CARD

BARCLAYS GLOBAL INVESTORS FUNDS

S&P 500 Stock Fund

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF ALL OF THE FOLLOWING PROPOSALS:

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: ■

PROPOSALS:

1.	To elect nominees for Trustees of the Trust, each of whom will serve until he or she resigns, is removed, dies, retires or becomes incapacitated. The nominees for Trustees are:

		FOR	WITHOLD

1	Mary G.F. Bitterman	☐	☐

2	A. John Gambs	☐	☐

3	Lee T. Kranefuss	☐	☐

4	Hayne E. Leland	☐	☐

5	Jeffrey M. Lyons	☐	☐

6	Wendy Paskin-Jordan	☐	☐

7	Leo Soong	☐	☐

8	H. Michael Williams	☐	☐

2.	To approve modifying the investment objective of the S&P 500 Stock Fund to make it identical to the investment objective of the master fund in which it invests.

FOR	AGAINST	ABSTAIN

☐	☐	☐

3.	To approve reclassifying the S&P 500 Stock Fund’s investment objective from fundamental to non-fundamental.

FOR	AGAINST	ABSTAIN

☐	☐	☐

If you plan to attend the Meeting please check this box:                    ☐

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! PLEASE VOTE NOW.

“Scanner Bar Code”

TAG ID:	CUSIP:

PROXY CARD

BARCLAYS GLOBAL INVESTORS FUNDS

Institutional Money Market Fund

Prime Money Market Fund

Government Money Market Fund

Treasury Money Market Fund

Bond Index Fund

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

To be held Friday, November 16, 2007

I (We), having received notice of the Special Meeting of Shareholders (the “Meeting”) of Barclays Global Investors Funds (the “Trust”) and the accompanying Proxy Statement therefore, and revoking all prior proxies, hereby appoint Eilleen M. Clavere, Ira P. Shapiro, and H. Michael Williams (the “named proxies”), and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Meeting of my (our) Fund to be held on Friday, November 16, 2007, at 11:00 a.m. (Pacific Time) at the offices of the Trust, located at 45 Fremont Street, San Francisco, California 94105, and any adjourned session or sessions thereof, and there to vote and act upon the following matter (as more fully described in the accompanying Proxy Statement) in respect of all shares of the Fund which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.

The shares represented by this proxy will be voted in accordance with my (our) instructions as given on the reverse side with respect to the Proposal. If this proxy is executed but no instruction is given, I (we) understand that the named proxies will vote my (our) shares in favor of the Proposal. The named proxies are authorized to vote on any other business that may properly come before the Meeting in their discretion.

[ADDRESS LINE 1] [ADDRESS LINE 2] [ADDRESS LINE 3] [ADDRESS LINE 4] [ADDRESS LINE 5] [ADDRESS LINE 6] [ADDRESS LINE 7]

NOTE: Please be sure that you complete, sign and date your proxy card. In signing, please write your name(s) exactly as it (they) appear(s) hereon. When signing as attorney, executor, administrator or other fiduciary, please give your full title as such. Proxies being signed by or on behalf of corporate shareholders should be signed in full corporate name by an authorized officer. Joint owners should each sign personally.

	Signature	Date

	Signature (if held jointly)	Date
Title if a corporation, partnership or other entity

Ù  FOLD HERE  Ù

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (THE “BOARD”) OF YOUR FUND.

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote your proxy:

1.	Internet:	Log on to www.myproxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.	Control Number:

2.	Touchtone Phone:	Dial toll-free 1-866-437-4543 and follow the automated instructions. Please have this proxy card available at the time of the call.	Check Digit:

3.	Mail:	Sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

If you have any questions about the Proposal or completing this proxy card, please call 800-358-3179. Representatives are available Monday thru Friday, 9:00AM-10:00PM Eastern Time.

TAGID: “TAG ID”	CUSIP: “CUSIP”

PROXY CARD

BARCLAYS GLOBAL INVESTORS FUNDS

Institutional Money Market Fund

Prime Money Market Fund

Treasury Money Market Fund

Government Money Market Fund

Bond Index Fund

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING PROPOSAL:

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: ■

PROPOSAL:

1.	To elect nominees for Trustees of the Trust, each of whom will serve until he or she resigns, is removed, dies, retires or becomes incapacitated. The nominees for Trustees are:

		FOR	WITHOLD

1	Mary G.F. Bitterman	☐	☐

2	A. John Gambs	☐	☐

3	Lee T. Kranefuss	☐	☐

4	Hayne E. Leland	☐	☐

5	Jeffrey M. Lyons	☐	☐

6	Wendy Paskin-Jordan	☐	☐

7	Leo Soong	☐	☐

8	H. Michael Williams	☐	☐

If you plan to attend the Meeting please check this box:                    ☐

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! PLEASE VOTE NOW.

“Scanner Bar Code”

TAG ID:	CUSIP: